Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for November 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights and Clarifications

•      Total deposits increased by $64 million or 2.2%. The increase was primarily from short-term certificates of deposit in the retail channel.

•      In the auto lending channel, production was up $6.1 million or 27.6% while the weighted average note rate also rose by 12 basis points (bps) to 7.48%.

•      Production in the business financing operation decreased by $2.6 million or 12.7% from a record high in October.

•      Total mortgage production fell by $186 million or 15.9%, while mortgage sales were up by $137.6 million or 13.7%.

•      The locked conforming mortgage pipeline showed marked strength heading into the year-end holiday season when origination volumes ease. Conforming mortgage locks rose by $145 million or 15.7%.

•      In the Transaction Processing Segment, total ATMs operated increased by 1,308 or 15.6% based mostly on an acquisition that occurred during the month.

Earnings Outlook

Analyst estimates for the company’s fourth quarter earnings range from $.00 to $.06 today. Management considers this range reasonable but remains biased to the low end given current operating conditions. Results could still be adversely impacted by: 1) Competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) Volatile net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking and transaction processing services; 4) potential difficulties in integrating the Company’s operations across its multiple lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1. Business—Risks Relating to NetBank’s Business” in its Annual Report on Form 10-K for the year ended December 31, 2004. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

NetBank, Inc. Monthly Operating Statistics and Financial Data
(Unaudited;$ in thousands, except account balances)

	November 30,	December 31,	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,
	2004	2004	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	249,196	249,377	247,163	246,116	244,318	244,120	243,293	242,946	256,474	256,211	256,077	255,319	256,915
Business customers	20,933	21,050	21,271	21,287	26,580	26,411	27,036	25,903	26,093	26,308	26,498	26,650	28,013
Total customers	270,129	270,427	268,434	267,403	270,898	270,531	270,329	268,849	282,567	282,519	282,575	281,969	284,928

Services per customer (consolidated)	1.74	1.75	1.77	1.79	1.81	1.81	1.82	1.83	1.81	1.82	1.82	1.83	1.83
Services per customer (bank only)	2.24	2.26	2.28	2.31	2.32	2.32	2.33	2.32	2.35	2.35	2.36	2.36	2.36

Total average assets (consolidated)	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988	$5,070,401	$4,993,980	$5,154,762	$5,078,613	$4,966,622	$4,929,082

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	53%	55%	55%	55%	55%	55%	55%	55%	56%	56%	56%	56%	56%
Direct deposit of payroll penetration (accounts > 90 days)	53%	53%	54%	55%	56%	57%	57%	56%	56%	56%	56%	56%	56%

Retail deposits	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718	$2,425,525	$2,548,422	$2,635,680	$2,612,775	$2,531,374	$2,611,121
Small business deposits	57,000	55,120	56,241	55,623	51,741	55,161	55,916	53,753	56,061	58,500	60,261	$63,473	$64,079
Other deposits	261,077	288,301	228,446	245,156	308,255	280,509	279,993	316,322	353,287	389,570	371,316	329,735	313,736
Total deposits	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627	$2,795,600	$2,957,770	$3,083,750	$3,044,352	$2,924,582	$2,988,936

Average retail checking account balance	$2,483	$2,681	$2,546	$2,649	$2,619	$2,717	$2,600	$2,503	$2,542	$2,424	$2,513	$2,417	$2,367
Average retail money market account balance	$14,810	$14,806	$14,595	$14,695	$14,645	$14,169	$14,037	$13,574	$13,419	$13,124	$12,919	$12,645	$12,391
Average retail CD balance	$17,002	$16,882	$16,655	$16,285	$15,995	$15,736	$15,603	$15,436	$15,387	$15,420	$15,387	$14,845	$14,635

Average small business checking account balance	$7,278	$6,871	$7,040	$6,708	$7,189	$6,655	$6,511	$6,310	$6,645	$6,890	$6,718	$7,489	$7,462
Average small business money market account balance	$54,394	$51,484	$51,440	$50,371	$42,060	$47,540	$47,368	$43,698	$44,714	$44,768	$45,250	$45,796	$45,283
Average small business CD balance	$37,170	$36,739	$31,828	$30,526	$30,932	$29,935	$29,923	$30,305	$29,044	$28,483	$26,859	$27,227	$26,719

Indirect Auto Lending —
Number of loans	1,296	1,291	1,280	1,005	1,714	1,812	1,823	2,090	1,840	2,025	1,252	941	1,278
Production	$27,074	$27,981	$27,198	$21,637	$38,543	$40,761	$41,391	$49,686	$43,992	$46,235	$28,278	$22,224	$28,361
Weighted Average Note Rate	6.19%	6.04%	6.34%	6.55%	6.30%	6.48%	6.63%	6.42%	6.42%	6.76%	7.21%	7.36%	7.48%

Business Equipment Financing —
Production	$13,123	$19,214	$12,923	$15,090	$17,884	$15,805	$14,642	$16,091	$13,990	$16,621	$14,849	$20,081	$17,522

Servicing Portfolio —
Held for sale MSRs	$173,414	$193,877	$144,403	$179,178	$201,652	$145,350	$127,977	$210,658	$158,494	$148,928	$249,597	$174,628	$120,016
Available for sale MSRs	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800	14,221,167	14,013,617	13,754,939	13,600,374	13,437,138	13,279,578
UPB underlying MSRs	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777	14,431,825	14,172,111	13,903,867	13,849,971	13,611,766	13,399,594
Work-in-process and whole loans	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308	3,090,391	3,179,712	3,291,295	3,268,430	3,195,333	2,880,654
Sold but not transferred	741,808	977,563	1,208,194	885,077	1,052,638	1,189,575	932,756	960,773	1,259,483	1,282,962	1,352,262	1,330,591	1,048,201
Third party subservicing	1,280	1,257	1,343	1,406	788	662	545	949	471	409	259	113	113
Total loans serviced	$16,829,739	$16,706,702	$16,612,634	$16,097,614	$18,698,781	$18,843,552	$18,519,386	$18,483,938	$18,611,777	$18,478,533	$18,470,922	$18,137,803	$17,328,562

Statistics on Available for Sale Mortgage Servicing Rights —
Weighted average note rate	5.96%	5.96%	5.96%	5.95%	5.89%	5.90%	5.89%	5.90%	5.90%	5.89%	5.90%	5.89%	5.89%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.32%	0.32%	0.35%	0.32%	0.32%	0.32%	0.32%	0.32%	0.32%
Delinquency percentage (30+ days)	5.96%	5.99%	5.66%	5.34%	4.63%	5.68%	5.71%	5.66%	5.90%	5.27%	5.51%	5.64%	6.87%
Bankruptcy & foreclosure	1.15%	1.20%	1.27%	1.37%	1.48%	1.46%	1.46%	1.56%	1.47%	1.43%	1.47%	1.51%	1.61%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$749,956	$812,990	$627,629	$645,390	$873,407	$714,072	$848,614	$1,027,584	$932,735	$1,012,968	$936,068	$900,988	$725,223
Non-conforming mortgage production	251,132	278,965	195,440	191,842	242,901	277,677	285,072	302,480	269,234	304,205	309,771	269,047	258,631
Total mortgage production	$1,001,088	$1,091,955	$823,069	$837,232	$1,116,308	$991,749	$1,133,686	$1,330,064	$1,201,969	$1,317,173	$1,245,839	$1,170,035	$983,854

Refinance loans as a % of production	36%	32%	36%	37%	34%	32%	32%	31%	32%	33%	34%	39%	35%

Conforming mortgage sales	$684,589	$1,042,389	$418,374	$691,228	$910,939	$495,551	$718,418	$1,071,095	$610,017	$936,711	$1,238,844	$697,468	$852,340
Non-conforming mortgage sales	262,474	262,565	269,882	198,554	233,085	227,717	253,494	318,554	265,938	301,243	278,359	307,651	290,339
Total mortgage sales	$947,063	$1,304,954	$688,256	$889,782	$1,144,024	$723,268	$971,912	$1,389,649	$875,955	$1,237,954	$1,517,203	$1,005,119	$1,142,679

Locked conforming mortgage pipeline	$906,463	$754,876	$822,452	$989,247	$917,450	$1,152,081	$1,229,181	$1,200,719	$1,009,914	$1,102,166	$1,053,315	$923,261	$1,068,194

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	7,816	7,779	7,435	7,720	7,695	7,744	7,726	7,853	7,904	7,878	7,940	7,921	9,234
ATMs (proprietary)	566	548	501	505	529	481	515	415	471	496	505	483	478
Total ATMs Serviced	8,382	8,327	7,936	8,225	8,224	8,225	8,241	8,268	8,375	8,374	8,445	8,404	9,712

Merchant Service Terminals	1,717	1,792	1,986	2,012	2,085	2,122	2,166	2,207	2,224	2,225	2,261	2,276	2,326

Insurance Sales Processing —
Number of policies sold	148	170	198	135	104	83	82	109	71	119	100	90	69
Number of policies in force	1,685	1,768	1,845	1,882	1,901	1,956	1,977	2,024	2,059	2,118	2,171	2,218	2,240

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.
All information is unaudited.